UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013 (January 23, 2013)

Unique Underwriters, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	333-172850	27-0631947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13601 Preston Road, Suite 317 East Tower, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 281-3200

5650 Colleyville Blvd., Colleyville, Texas 76034

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2013, the Company executed an amendment to its mailing agreement with Educator Group Plans, Insurance Services, Inc. (“EGP”), wherein the Company has agreed to pledge 55% of its insurance commissions from all carriers in order to secure the agreement of EGP to continue mailing out 200,000 pieces of mail per month. The Company’s liability to EGP for such mailing expense shall at no time exceed $150,000.00. After all current obligations to EGP have been repaid, EGP has agreed that the pledge will be extinguished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIQUE UNDERWRITERS, INC.

Date: January 29, 2013	By:	/s/ Samuel Wolfe
Name: Samuel Wolfe
Title: Chief Executive Officer